EXHIBIT 99(d)


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               Financial Statements of Cablevision Industries
                Corporation (incorporated by reference from
                   pages 30 to 49 of the Annual Report on
               Form 10-K for the year ended December 31, 1994
               and from pages 2 to 11 of the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1995)